EXHIBIT A

A consolidating statement of income and surplus of the claimant and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of the claimant and its subsidiary companies as of the close of such calendar year.

Company                                                  Pages
----------------------------------------------------     -----

FPL Group, Inc. and Subsidiaries ...................     1 - 2
Florida Power & Light Company and Subsidiaries .....     3 - 4
FPL Group Capital Inc and Subsidiaries .............     5 - 10









FPL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


						FPL      Florida Power    FPL Group     Adjusting    FPL Group,
					       Group,   & Light Company  Capital Inc     & Elim.        Inc.
ASSETS                                          Inc.     Consolidated    Consolidated    Entries    Consolidated
---------------------------------------------  ------   ---------------  ------------    -------    ------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0      $18,701         $2,572           ($1)      $21,272
 Nuclear fuel under capital lease - net              0          133              0             0           133
 Construction work in progress                       0          948          1,034             1         1,983
 Less accumulated depr. & amort.                     0      (11,480)          (246)            0       (11,726)
						------      -------         ------       -------       -------
    Total prop., plant and eqpt.-net                 0        8,302          3,360             0        11,662
						------      -------         ------       -------       -------

CURRENT ASSETS
 Cash and cash equivalents                           0            1             81             0            82
 Customer receivables - net                          0          546             90             0           636
 Other receivables                                   7           61            352          (276)          144
 Mat'ls., supplies & fossil fuel inv.                0          265             84             0           349
 Deferred clause expenses                            0          304              0             0           304
 Other                                               0           53             30             4            87
						------      -------         ------       -------       -------
    Total current assets                             7        1,230            637          (272)        1,602
						------      -------         ------       -------       -------

OTHER ASSETS:
 Special use funds of FPL                            0        1,608              0             0         1,608
 Other investments                               6,506            9          1,288        (6,768)        1,035
 Other                                              87          775            778           (84)        1,556
						------      -------         ------       -------       -------
    Total other assets                           6,593        2,392          2,066        (6,852)        4,199
						------      -------         ------       -------       -------

    TOTAL ASSETS                                $6,600      $11,924         $6,063       ($7,124)      $17,463
						======      =======         ======       =======       =======

CAPITALIZATION
 Common shareholders' equity                    $6,015       $5,444         $1,040       ($6,484)       $6,015
 Pref. stk. of FPL w/o sinking fund require.         0          226              0             0           226
 Long-term debt                                      0        2,579          2,279             0         4,858
						------       ------         ------       -------       -------
    Total capitalization                         6,015        8,249          3,319        (6,484)       11,099
						------       ------         ------       -------       -------

CURRENT LIABILITIES
 Commercial paper                                    0          232          1,448             0         1,680
 Note payable                                        0            0            302             0           302
 Accounts payable                                    0          408             65             0           473
 Customers' deposits                                 0          285              0             0           285
 Accrued interest and taxes                        (11)         207             21           (57)          160
 Deferred clause revenues                            0          144              0             0           144
 Other                                             495          339            263          (502)          595
						------       ------         ------       -------       -------
    Total current liabilities                      484        1,615          2,099          (559)        3,639
						------       ------         ------       -------       -------

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0          870            513           (81)        1,302
 Def. regulatory credit - income taxes               0           88              0             0            88
 Unamortized investment tax credits                  0          140              0             0           140
 Storm and property insurance reserve                0          235              0             0           235
 Other                                             101          727            132             0           960
						------      -------         ------       -------       -------
    Total other liab. & def. credits               101        2,060            645           (81)        2,725
						------      -------         ------       -------       -------

TOTAL CAPITALIZATION AND LIABILITIES            $6,600      $11,924         $6,063       ($7,124)      $17,463
						======      =======         ======       =======       =======

						      1









FPL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENTS OF INCOME AND RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


					    FPL     Florida Power    FPL Group     Adjusting     FPL Group,
					   Group,  & Light Company  Capital Inc     & Elim.         Inc.
INCOME STATEMENT                            Inc.    Consolidated    Consolidated    Entries     Consolidated
-------------------------------------      ------  ---------------  ------------   ---------    ------------
OPERATING REVENUES                             $0      $7,477           $999           ($1)        $8,475

OPERATING EXPENSES
 Fuel, purchased power & interchange            0       3,495            535             0          4,030
 Other operations and maintenance               0       1,082            243             0          1,325
 Merger-related                                 0          26              4             0             30
 Depreciation & amortization                    0         898             85             0            983
 Taxes other than income taxes                  0         699             12            (1)           710
					   ------      ------          -----         -----         ------
    Total operating expenses                    0       6,200            879            (1)         7,078
					   ------      ------          -----         -----         ------
OPERATING INCOME                                0       1,277            120             0          1,397
					   ------      ------          -----         -----         ------

OTHER INCOME (DEDUCTIONS):
 Interest charges                             (29)       (187)          (136)           28           (324)
 Preferred stock dividends - FPL                0         (15)             0             0            (15)
 Other-net                                    788         (14)           147          (819)           102
					   ------      ------          -----         -----         ------
    Total other deductions - net              759        (216)            11          (791)          (237)
					   ------      ------          -----         -----         ------

INCOME BEFORE INCOME TAXES                    759       1,061            131          (791)         1,160

INCOME TAXES                                  (22)        382             18             1            379
					   ------      ------          -----         -----         ------
NET INCOME (LOSS)                             781         679            113          (792)           781
RET. EARNINGS (DEF.) AT BEG. OF YEAR        2,803         693           (554)         (139)         2,803
DEDUCT:
 Dividends                                    377         667              0          (667)           377
 Other                                          0           0              0             0              0
					   ------        ----          -----         -----         ------
RET. EARNINGS (DEF.) AT END OF YEAR        $3,207        $705          ($441)        ($264)        $3,207
					   ======        ====          =====         =====         ======

						      2









FLORIDA POWER & LIGHT COMPANY AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


						Florida Power      FPL         KPB        Adjusting    Florida Power
						   & Light       Enersys,    Financial     & Elim.    & Light Company
ASSETS                                             Company         Inc.        Corp.       Entries     Consolidated
---------------------------------------------   -------------    --------    ---------    ---------   ---------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $18,701           $0          $0              $0        $18,701
 Nuclear fuel under capital lease - net               133            0           0               0            133
 Construction work in progress                        949            0           0              (1)           948
 Less accumulated depr. & amort.                  (11,476)           0          (5)              1        (11,480)
						  -------           --        ----         -------        -------
    Total prop., plant and eqpt.-net                8,307            0          (5)              0          8,302
						  -------           --        ----         -------        -------
CURRENT ASSETS
 Cash and cash equivalents                              0            0           0               1              1
 Customer receivables - net                           105            0         442              (1)           546
 Other receivables                                    529            0          31            (499)            61
 Mat'ls., supplies & fossil fuel inv.                 265            0           0               0            265
 Deferred clause expenses                             304            0           0               0            304
 Other                                                 35            0          20              (2)            53
						  -------           --        ----         -------        -------
    Total current assets                            1,238            0         493            (501)         1,230
						  -------           --        ----         -------        -------
OTHER ASSETS:
 Special use funds of FPL                           1,138            0         470               0          1,608
 Other investments                                    468            0           7            (466)             9
 Other                                                773            0           1               1            775
						  -------           --        ----           -----        -------
    Total other assets                              2,379            0         478            (465)         2,392
						  -------           --        ----           -----        -------
    TOTAL ASSETS                                  $11,924           $0        $966           ($966)       $11,924
						  =======           ==        ====           =====        =======

CAPITALIZATION
 Common shareholders' equity                       $5,444           $0        $465           ($465)        $5,444
 Pref. stk. of FPL w/o sinking fund require.          226            0           0               0            226
 Long-term debt                                     2,579            0           0               0          2,579
						  -------           --        ----           -----        -------
    Total capitalization                            8,249            0         465            (465)         8,249
						  -------           --        ----           -----        -------
CURRENT LIABILITIES
 Commercial paper                                     232            0         500            (500)           232
 Note payable                                           0            0           0               0              0
 Accounts payable                                     408            0           0               0            408
 Customers' deposits                                  285            0           0               0            285
 Accrued interest and taxes                           208            0          (1)              0            207
 Deferred clause revenues                             144            0           0               0            144
 Other                                                338            0           0               1            339
						  -------           --        ----           -----        -------
    Total current liabilities                       1,615            0         499            (499)         1,615
						  -------           --        ----           -----        -------
OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  1,627            0           0            (757)           870
 Def. regulatory credit - income taxes                  0            0           0              88             88
 Unamortized investment tax credits                   140            0           0               0            140
 Storm and property insurance reserve                 235            0           0               0            235
 Other                                                727            0           2              (2)           727
						  -------           --        ----         -------        -------
    Total other liab. & def. credits                2,729            0           2            (671)         2,060
						  -------           --        ----         -------        -------
TOTAL CAPITALIZATION AND LIABILITIES              $12,593           $0        $966         ($1,635)       $11,924
						  =======           ==        ====         =======        =======

						      3









FLORIDA POWER & LIGHT COMPANY AND SUBSIDIARIES
CONSOLIDATING STATEMENTS OF INCOME AND RETAINED EARNINGS
DECEMBER 31, 2001
Thousands of Dollars


						Florida Power      FPL         KPB        Adjusting    Florid Power
						   & Light       Enersys,    Financial     & Elim.    & Light Company
INCOME STATEMENT                                   Company         Inc.        Corp.       Entries     Consolidated
------------------------------------            -------------    --------    ---------    ---------   ---------------
OPERATING REVENUES                                $7,477            $0         $0              $0         $7,477

OPERATING EXPENSES
 Fuel, purchased power & interchange               3,495             0          0               0          3,495
 Other operations and maintenance                  1,082             0          0               0          1,082
 Merger-related                                       26             0          0               0             26
 Depreciation & amortization                         898             0          0               0            898
 Taxes other than income taxes                       699             0          0               0            699
						  ------            --        ---            ----         ------
    Total operating expenses                       6,200             0          0               0          6,200
						  ------            --        ---            ----         ------
OPERATING INCOME                                   1,277             0          0               0          1,277
						  ------            --        ---            ----         ------

OTHER INCOME (DEDUCTIONS):
 Interest charges                                   (187)            0          0               0           (187)
 Preferred stock dividends - FPL                     (15)            0          0               0            (15)
 Other-net                                           (14)            0          7              (7)           (14)
						  ------            --        ---            ----         ------
    Total other deductions - net                    (216)            0          7              (7)          (216)
						  ------            --        ---            ----         ------

INCOME BEFORE INCOME TAXES                         1,061             0          7              (7)         1,061

INCOME TAXES                                         382             0          0               0            382
						  ------            --        ---            ----         ------

NET INCOME (LOSS)                                    679             0          7              (7)           679
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 693             1         34             (35)           693
DEDUCT:
 Dividends                                           667             0          0               0            667
 Other                                                 0             1          0              (1)             0
						  ------            --        ---            ----         ------
RET. EARNINGS (DEF.) AT END OF YEAR                 $705            $0        $41            ($41)          $705
						  ======            ==        ===            ====         ======

						      4









FPL GROUP CAPITAL INC AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


						FPL Group                    FPL Energy,     FPL Energy      FPL
						 Capital     Alandco Inc.        LLC         Services,     FiberNet,
ASSETS                                             Inc       Consolidated    Consolidated      Inc.          LLC
---------------------------------------------   ---------    ------------    ------------    ----------    ---------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property        $0          $0           $2,344            $0          $227
 Nuclear fuel under capital lease - net               0           0                0             0             0
 Construction work in progress                        0           0              933             0           101
 Less accumulated depr. & amort.                      0           0             (210)            0           (35)
						 ------          --           ------            --          ----
    Total prop., plant and eqpt.-net                  0           0            3,067             0           293
						 ------          --           ------            --          ----

CURRENT ASSETS
 Cash and cash equivalents                           35           0               48             0            (5)
 Customer receivables - net                           0           0               73             3            14
 Other receivables                                  195           0              127             2             3
 Mat'ls., supplies & fossil fuel inv.                 0           0               54             2            28
 Deferred clause expenses                             0           0                0             0             0
 Other                                                3           0               26             0             0
						 ------          --           ------            --          ----
    Total current assets                            233           0              328             7            40
						 ------          --           ------            --          ----

OTHER ASSETS:
 Special use funds of FPL                             0           0                0             0             0
 Other investments                                6,106           0              691             0             0
 Other                                               27           1              871             1            22
						 ------          --           ------            --          ----
    Total other assets                            6,133           1            1,562             1            22
						 ------          --           ------            --          ----

    TOTAL ASSETS                                 $6,366          $1           $4,957            $8          $355
						 ======          ==           ======            ==          ====

CAPITALIZATION
 Common shareholders' equity                     $1,040          $1           $3,848            $1          $296
 Pref. stk. of FPL w/o sinking fund require.          0           0                0             0             0
 Long-term debt                                   1,897           0              382             0             0
						 ------          --           ------            --          ----
    Total capitalization                          2,937           1            4,230             1           296
						 ------          --           ------            --          ----

CURRENT LIABILITIES
 Commercial paper                                 1,448           0                0             0             0
 Note payable                                       302           0                0             0             0
 Accounts payable                                     0           0               59             1             6
 Customers' deposits                                  0           0                0             0             0
 Accrued interest and taxes                          23           0                0             0             0
 Deferred clause revenues                             0           0                0             0             0
 Other                                            1,549           0              229             6            28
						 ------          --           ------            --          ----
    Total current liabilities                     3,322           0              288             7            34
						 ------          --           ------            --          ----

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   67           0              411             0            14
 Def. regulatory credit - income taxes                0           0                0             0             0
 Unamortized investment tax credits                   0           0                0             0             0
 Storm and property insurance reserve                 0           0                0             0             0
 Other                                               40           0               28             0            11
						 ------          --           ------            --          ----
    Total other liab. & def. credits                107           0              439             0            25
						 ------          --           ------            --          ----

TOTAL CAPITALIZATION AND LIABILITIES             $6,366          $1           $4,957            $8          $355
						 ======          ==           ======            ==          ====

						      5









FPL GROUP CAPITAL INC AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


						  Palms         West Boca                       FPL        HJT & LCR
						 Insurance      Security,     Turner Foods    Holdings      Holdings
ASSETS                                          Company Ltd.       Inc.       Corporation       Inc.      Consolidated
---------------------------------------------   ------------    ----------    ------------    --------    ------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0              $0            $0             $0            $0
 Nuclear fuel under capital lease - net              0               0             0              0             0
 Construction work in progress                       0               0             0              0             0
 Less accumulated depr. & amort.                     0               0             0              0             0
						   ---            ----            --             --          ----
    Total prop., plant and eqpt.-net                 0               0             0              0             0
						   ---            ----            --             --          ----

CURRENT ASSETS
 Cash and cash equivalents                           3               0             0              0             0
 Customer receivables - net                          0               0             0              0             0
 Other receivables                                   1             201             0              0           174
 Mat'ls., supplies & fossil fuel inv.                0               0             0              0             0
 Deferred clause expenses                            0               0             0              0             0
 Other                                               0               0             0              0             0
						   ---            ----            --             --          ----
    Total current assets                             4             201             0              0           174
						   ---            ----            --             --          ----

OTHER ASSETS:
 Special use funds of FPL                            0               0             0              0             0
 Other investments                                  54             108             0              0           283
 Other                                               3               0             0              0             0
						   ---            ----            --             --          ----
    Total other assets                              57             108             0              0           283
						   ---            ----            --             --          ----
    TOTAL ASSETS                                   $61            $309            $0             $0          $457
						   ===            ====            ==             ==          ====

CAPITALIZATION
Common shareholders' equity                        $10            $268            $0             $0          $459
 Pref. stk. of FPL w/o sinking fund require.         0               0             0              0             0
 Long-term debt                                      0               0             0              0             0
						   ---            ----            --             --          ----
    Total capitalization                            10             268             0              0           459
						   ---            ----            --             --          ----

CURRENT LIABILITIES
 Commercial paper                                    0               0             0              0             0
 Note payable                                        0               0             0              0             0
 Accounts payable                                    0               0             0              0             0
 Customers' deposits                                 0               0             0              0             0
 Accrued interest and taxes                          0               0             0              0            (2)
 Deferred clause revenues                            0               0             0              0             0
 Other                                               0               0             0              0             0
						   ---            ----            --             --          ----
    Total current liabilities                        0               0             0              0            (2)
						   ---            ----            --             --          ----

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0              41             0              0             0
 Def. regulatory credit - income taxes               0               0             0              0             0
 Unamortized investment tax credits                  0               0             0              0             0
 Storm and property insurance reserve                0               0             0              0             0
 Other                                              51               0             0              0             0
						   ---            ----            --             --          ----
    Total other liab. & def. credits                51              41             0              0             0
						   ---            ----            --             --          ----

TOTAL CAPITALIZATION AND LIABILITIES               $61            $309            $0             $0          $457
						   ===            ====            ==             ==          ====

						      6









FPL GROUP CAPITAL INC AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


						    CAS            FPL         Adjusting     FPL Group
						Investments,   Investments,     & Elim.     Capital Inc
ASSETS                                              Inc.           Inc.         Entries     Consolidated
---------------------------------------------   ------------   ------------    ---------    ------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property         $0            $0               $1        $2,572
 Nuclear fuel under capital lease - net                0             0                0             0
 Construction work in progress                         0             0                0         1,034
 Less accumulated depr. & amort.                       0             0               (1)         (246)
						  ------          ----          -------        ------
    Total prop., plant and eqpt.-net                   0             0                0         3,360
						  ------          ----          -------        ------

CURRENT ASSETS
 Cash and cash equivalents                             0             0                0            81
 Customer receivables - net                            0             0                0            90
 Other receivables                                 1,197            (2)          (1,546)          352
 Mat'ls., supplies & fossil fuel inv.                  0             0                0            84
 Deferred clause expenses                              0             0                0             0
 Other                                                 0             0                1            30
						  ------          ----          -------        ------
    Total current assets                           1,197            (2)          (1,545)          637
						  ------          ----          -------        ------

OTHER ASSETS:
 Special use funds of FPL                              0             0                0             0
 Other investments                                     0           146           (6,100)        1,288
 Other                                                 0             0             (147)          778
						  ------          ----          -------        ------
    Total other assets                                 0           146           (6,247)        2,066
						  ------          ----          -------        ------
    TOTAL ASSETS                                  $1,197          $144          ($7,792)       $6,063
						  ======          ====          =======        ======

CAPITALIZATION
 Common shareholders' equity                      $1,198           $16          ($6,097)       $1,040
 Pref. stk. of FPL w/o sinking fund require.           0             0                0             0
 Long-term debt                                        0             0                0         2,279
						  ------          ----          -------        ------
    Total capitalization                           1,198            16           (6,097)        3,319
						  ------          ----          -------        ------

CURRENT LIABILITIES
 Commercial paper                                      0             0                0         1,448
 Note payable                                          0             0                0           302
 Accounts payable                                      0             0               (1)           65
 Customers' deposits                                   0             0                0             0
 Accrued interest and taxes                            0             0                0            21
 Deferred clause revenues                              0             0                0             0
 Other                                                (1)            0           (1,548)          263
						  ------          ----          -------        ------
    Total current liabilities                         (1)            0           (1,549)        2,099
						  ------          ----          -------        ------

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                     0           128             (148)          513
 Def. regulatory credit - income taxes                 0             0                0             0
 Unamortized investment tax credits                    0             0                0             0
 Storm and property insurance reserve                  0             0                0             0
 Other                                                 0             0                2           132
						  ------          ----          -------        ------
    Total other liab. & def. credits                   0           128             (146)          645
						  ------          ----          -------        ------

TOTAL CAPITALIZATION AND LIABILITIES              $1,197          $144          ($7,792)       $6,063
						  ======          ====          =======        ======

						      7









FPL GROUP CAPITAL INC AND SUBSIDIARIES
CONSOLIDATING STATEMENTS OF INCOME AND RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


					  FPL Group                    FPL Energy,     FPL Energy       FPL
					   Capital     Alandco Inc.        LLC         Services,     FiberNet,
INCOME STATEMENT                             Inc       Consolidated    Consolidated       Inc.          LLC
------------------------------------      ---------    ------------    ------------    ----------    ---------
OPERATING REVENUES                            $0           $0             $869            $20           $68

OPERATING EXPENSES
 Fuel, purchased power & interchange           0            0              518             17             0
 Other operations and maintenance              8            0              154              6            29
 Merger-related                                4            0                0              0             0
 Depreciation & amortization                   0            0               77              0             8
 Taxes other than income taxes                 0            0                9              0             3
					   -----          ---             ----           ----           ---
    Total operating expenses                  12            0              758             23            40
					   -----          ---             ----           ----           ---
OPERATING INCOME                             (12)           0              111             (3)           28
					   -----          ---             ----           ----           ---

OTHER INCOME (DEDUCTIONS):
 Interest charges                           (133)           0              (74)             0            (4)
 Preferred stock dividends - FPL               0            0                0              0             0
 Other-net                                   204            0              101             (2)           (1)
					   -----          ---             ----           ----           ---
    Total other deductions - net              71            0               27             (2)           (5)
					   -----          ---             ----           ----           ---

INCOME BEFORE INCOME TAXES                    59            0              138             (5)           23

INCOME TAXES                                 (54)           0               25             (2)            9
					   -----          ---             ----           ----           ---

NET INCOME (LOSS)                            113            0              113             (3)           14
RET. EARNINGS (DEF.) AT BEG. OF YEAR        (554)          (6)              82            (39)            9
DEDUCT:
 Dividends                                     0            0                0              0             0
 Other                                         0            0                0              0             0
					   -----          ---             ----           ----           ---
RET. EARNINGS (DEF.) AT END OF YEAR        ($441)         ($6)            $195           ($42)          $23
					   =====          ===             ====           ====           ===

						      8









FPL GROUP CAPITAL INC AND SUBSIDIARIES
CONSOLIDATING STATEMENTS OF INCOME AND RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


					     Palms        West Boca                      FPL        HJT & LCR
					   Insurance      Security,    Turner Foods    Holdings      Holdings
INCOME STATEMENT                         Company, Ltd.      Inc.       Corporation       Inc.      Consolidated
------------------------------------     ------------     ---------    ------------    --------    ------------
OPERATING REVENUES                            $42             $0            $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange            0              0             0             0             0
 Other operations and maintenance              46              0             0             0             0
 Merger-related                                 0              0             0             0             0
 Depreciation & amortization                    0              0             0             0             0
 Taxes other than income taxes                  0              0             0             0             0
					      ---           ----           ---            --          ----
    Total operating expenses                   46              0             0             0             0
					      ---           ----           ---            --          ----
OPERATING INCOME                               (4)             0             0             0             0
					      ---           ----           ---            --          ----

OTHER INCOME (DEDUCTIONS):
 Interest charges                               0              0             0             0             0
 Preferred stock dividends - FPL                0              0             0             0             0
 Other-net                                      4             17             0             3            34
					      ---           ----           ---            --          ----
    Total other deductions - net                4             17             0             3            34
					      ---           ----           ---            --          ----

INCOME BEFORE INCOME TAXES                      0             17             0             3            34

INCOME TAXES                                    0              6             0             0            12
					      ---           ----           ---            --          ----

NET INCOME (LOSS)                               0             11             0             3            22
RET. EARNINGS (DEF.) AT BEG. OF YEAR            8            155            (8)            0            93
DEDUCT:
 Dividends                                      0              0             0             3             0
 Other                                          0              0             0             0             0
					      ---           ----           ---            --          ----
RET. EARNINGS (DEF.) AT END OF YEAR            $8           $166           ($8)           $0          $115
					      ===           ====           ===            ==          ====

						      9









FPL GROUP CAPITAL INC AND SUBSIDIARIES
CONSOLIDATING STATEMENTS OF INCOME AND RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


					     CAS            FPL         Adjusting     FPL Group
					 Investments,   Investments,     & Elim.     Capital Inc
INCOME STATEMENT                             Inc.           Inc.         Entries     Consolidated
------------------------------------     -----------    ------------    ---------    ------------
OPERATING REVENUES                             $0           $0              $0          $999

OPERATING EXPENSES
 Fuel, purchased power & interchange            0            0               0           535
 Other operations and maintenance               0            0               0           243
 Merger-related                                 0            0               0             4
 Depreciation & amortization                    0            0               0            85
 Taxes other than income taxes                  0            0               0            12
					     ----           --           -----          ----
    Total operating expenses                    0            0               0           879
					     ----           --           -----          ----
OPERATING INCOME                                0            0               0           120
					     ----           --           -----          ----

OTHER INCOME (DEDUCTIONS):
 Interest charges                               0            0              75          (136)
 Preferred stock dividends - FPL                0            0               0             0
 Other-net                                     60            3            (276)          147
					     ----           --           -----          ----
    Total other deductions - net               60            3            (201)           11
					     ----           --           -----          ----

INCOME BEFORE INCOME TAXES                     60            3            (201)          131

INCOME TAXES                                   21            1               0            18
					     ----           --           -----          ----

NET INCOME (LOSS)                              39            2            (201)          113
RET. EARNINGS (DEF.) AT BEG. OF YEAR           80            6            (380)         (554)
DEDUCT:
 Dividends                                      0            0              (3)            0
 Other                                          0            0               0             0
					     ----           --           -----         -----
RET. EARNINGS (DEF.) AT END OF YEAR          $119           $8           ($578)        ($441)
					     ====           ==           =====         =====

						      10